UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                               THESTREET.COM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

      0-25779                                               06-1515824
      -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)

                                 14 WALL STREET
                                   15TH FLOOR
                            NEW YORK, NEW YORK 10005
                            ------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 321-5000

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act [ ] (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the
[ ] Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the
[ ] Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01. OTHER EVENTS.

     On January 12, 2005, TheStreet.com, Inc. (the "Company") issued a press release announcing that it has hired New York based investment bank Allen & Company LLC to assist its Board of Directors in considering possible strategic alternatives. A copy of the Company's press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. EXHIBITS.

     (c) Exhibits

          Exhibit 99.1 Press Release dated January 12, 2005

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THESTREET.COM, INC. (Registrant)


                                         By: /s/ Thomas J. Clarke, Jr.
                                            ------------------------------------
                                            Thomas J. Clarke, Jr.
                                            Chairman and Chief Executive Officer
JANUARY 12, 2005
----------------
      Date

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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                    DESCRIPTION
        -----------     ------------------------------------
           99.1         Press Release dated January 12, 2005